o FSS2 SA-2










                         SUPPLEMENT DATED MAY 17, 1999
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           FRANKLIN STRATEGIC SERIES
  (FSS2 - FRANKLIN BIOTECHNOLOGY DISCOVERY FUND, FRANKLIN GLOBAL HEALTH CARE FUND, FRANKLIN GLOBAL UTILITIES FUND, AND FRANKLIN NATURAL RESOURCES FUND)
                            DATED SEPTEMBER 1, 1998


The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the Health Care Fund and Utilities Fund each offer three classes of shares: Class A, Class B and Class C. The Natural Resources Fund offers two classes of shares: Class A and Advisor Class. The Biotechnology Fund offers one class of shares, which is considered Class A. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II.   The second paragraph on the cover is replaced with the following:

      This SAI describes each fund's Class A shares and the Class B and C shares of the Health Care Fund and Utilities Fund. The Natural Resources Fund currently offers another share class with a different sales charge and expense structure, which affects performance. To receive more information about the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

III.  In the section "Investment Restrictions,"

(a) the first paragraph following the numbered investment restrictions for the Biotechnology Fund is replaced with the following:

      In addition to these fundamental policies, it is the present policy of the Biotechnology Fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate the fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

(b) the first sentence of the first paragraph following the numbered investment restrictions for the Natural Resources Fund is replaced with the following:

      In addition to these fundamental policies, it is the present policy of the Natural Resources Fund (which may be changed without shareholder approval) not to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

(c) the first sentence of the first paragraph following the numbered investment restrictions for the Utilities Fund is replaced with the following:

      In addition to these fundamental policies, it is the present policy of the Utilities Fund (which may be changed without shareholder approval) not to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

IV.   The following is added to the "Officers and Trustees" section:

      As of November 25, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 32 shares of the Biotechnology Fund, 20,927 shares of the Health Care Fund - Class A, 1,429 shares of the Natural Resources Fund - Class A and 1,861 shares of the Utilities Fund - Class A, or less than 1% of the total outstanding shares of each fund's Class A shares.

V. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

      If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

VI. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

      The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

VII.  In the section "The Rule 12b-1 Plans," found under "The Fund's
      Underwriter,"

      (a) the first sentence is replaced with the following:

      Class A of the Biotechnology Fund and Natural Resources Fund and each class of the Health Care Fund and Utilities Fund have separate distribution or "Rule 12b-1" plans that were adopted pursuant to Rule 12b-1 of the 1940 Act.

      (b) the following paragraphs are added after the section "The Class I
      Plan":

      THE CLASS B PLAN. Under the Class B plan, the Health Care Fund and Utilities Fund each pays Distributors up to 0.75% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The Health Care Fund and Utilities Fund each may also pay a servicing fee of up to 0.25% per year of the class' average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

      The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

      (c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

VIII. Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the funds and their shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

IX. In the "Useful Terms and Definitions" section, the definitions of "Class I, Class II and Advisor Class" and "Offering Price" are replaced with the following:

      CLASS A, CLASS B, CLASS C AND ADVISOR - The Health Care Fund and Utilities Fund each offers three classes of shares, designated "Class A," "Class B" and "Class C." The Natural Resources Fund offers two classes of shares, designated "Class A" and "Advisor Class." The classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures. Because the Biotechnology Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Biotechnology Fund are considered Class A shares for redemption, exchange and other purposes.

      OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class
      C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.


               Please keep this supplement for future reference.